Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2018
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Supplemental Cash Flow Information
22.	Supplemental Cash Flow Information

Change in Non-Cash Working Capital

	Years Ended December 31

(in thousands)	2018	2017

Change in non-cash working capital

Accounts receivable	$828	$(729)

Accounts payable and accrued liabilities	7,977	(5,398)

Other	159	(219)

Total change in non-cash working capital	$8,964	$(6,346)

Non-Cash Transactions – Receipt of Shares as Consideration for Contract Amendments

As more fully described in notes 8, 10 and 16, during 2017 the company received 3 million shares of Alexco with a fair value of $5 million and 6.8 million shares of Capstone with a fair value of $8 million.

As more fully described in note 10, during 2018 the company received 20,914,590 First Majestic common shares with a fair value of $151 million as partial consideration for the termination of the previously owned San Dimas SPA.

Non-Cash Transactions – Payment of Dividends Under DRIP

As more fully described in Note 18.2, during the year ended December 31, 2018, the Company declared and paid dividends to its shareholders in the amount of $0.36 per common share for total dividends of $160 million. Approximately 17% of shareholders elected to have their dividends reinvested in common shares of the Company under the Company’s dividend reinvestment plan (“DRIP”). As a result, $133 million of dividend payments were made in cash and $27 million in common shares issued. For the comparable period in 2017, the Company declared and paid dividends to its shareholders in the amount of $0.33 per common share for total dividends of $146 million, with the payment being comprised of $122 million in cash and $24 million in common shares issued.